[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MASSACHUSETTS
                         INVESTORS GROWTH
                         STOCK FUND

                         ANNUAL REPORT o NOVEMBER 30, 1999



--------------------------------------------------------------------------------
                       MUTUAL FUND GIFT KITS (see page 35)
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 32
MFS' Year 2000 Readiness Disclosure ....................................... 34
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE RESEARCH DEPARTMENTS IN THE MUTUAL FUND (SM) INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE ORIGINAL RESEARCH THAN JUST CRUNCHING NUMBERS AND CREATING ECONOMIC MODELS: IT'S GETTING TO KNOW MFS EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE


------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through a financial professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, a national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So, with all things being equal, an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through a financial professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down ones. And for many investors, working with a financial professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your broker or consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

December 15, 1999

(1) Source: Investment Company Institute.
(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Stephen Pesek]
     Stephen Pesek

For the 12 months ended November 30, 1999, Class A shares of the Fund provided a total return of 31.27%, Class B shares 30.47%, Class C shares 30.49%, and Class I shares 31.90%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges.

During the same period, the average growth fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 27.23%. The Fund's returns also compare to a 20.90% return over the same period for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

Q.  OVER THE PAST 12 MONTHS, SHARES OF THE PORTFOLIO ARE UP MORE THAN THE S&P
    500. HOW DID YOU OUTPERFORM THE INDEX?

A. Our holdings in the technology and leisure sectors were major factors in our strong performance. This is a growth stock portfolio, so we focus on areas in which we're seeing powerful global trends, and we try to invest in the companies that we feel will benefit from those trends. When we look for growth industries today, technology is first on our list.

    Even some of our top holdings in the leisure sector, such as Time Warner, we think could be considered technology plays. We believe the prime driver of Time Warner's earnings in the next few years will be their cable business. The cable industry looks to be on the cusp of a wonderful new product cycle in which they'll deliver Internet access, digital services, and telephone service to the home, and we think this could accelerate growth at Time Warner.

Q. LOOKING AT YOUR TOP 10 HOLDINGS, IT SEEMS A MAJORITY ARE INTERNET RELATED; YET NONE ARE THE HIGHLY VISIBLE "DOT.COM" COMPANIES. WHY?

A. We're approaching the Internet from a couple of directions. First, we believe the Internet is fundamentally changing everybody's business, and we're looking for companies that we believe understand this and will profit from it. General Electric, for example, our third-largest holding, has an internal program called D.Y.O.B. -- Destroy Your Own Business. They're challenging executives to rethink their entire business strategies, in terms of using the Internet to lower the costs of manufacturing, distribution, and communications, and improve GE's connections with its customers.

    Second, looking at the Internet itself, we don't think the real opportunities over the next five years are going to be the Internet sites. We think the long-term beneficiaries of the Internet will be the companies that build its infrastructure. Every "dot.com" company needs infrastructure, even if the site itself ultimately fails. We believe top portfolio holdings like Sun Microsystems, a key manufacturer of the servers used to store all the information for the Internet, may be right in the crosshairs of the Internet explosion. Cisco Systems builds the plumbing for the Internet, the routers and switches that carry the data. Our research has led us to believe these companies and others like them exhibit the qualities we look for in a long-term investment: sustainable competitive advantage, quality management team, potential for high earnings growth, and reasonable stock valuation.

Q. IN ADDITION TO INTERNET-RELATED COMPANIES, WHAT OTHER TECHNOLOGY AREAS ARE IMPORTANT THEMES IN THE FUND?

A. One of the things we look for is situations where demand is growing faster than supply. In that respect, we think the wireless communications business is on fire right now. Our research indicates that global demand for wireless phones exceeds the ability of the producers to manufacture them. What's important is to determine who might benefit from that, and who could lose -- and that's where we feel our research team gives us an edge.

    According to our research, wireless handset manufacturers currently can't get enough parts to make phones. When supplies are tight, the component suppliers ship to their tier-one companies first. They don't want to lose a Nokia or a Motorola as a customer, but they can afford to lose a third-level handset manufacturer. So the component shortage squeezes the smaller handset makers out of the business, and the bigger ones increase their share of the pie.

    Globally, we own positions in cellular carriers such as Mannesmann in Germany, NTT Mobile Communications Network in Japan, and Sprint PCS in the United States; tier-one cellular phone manufacturers like Nokia, Ericsson, and Motorola; and companies like Analog Devices that are suppliers to phone manufacturers. So we're really soup to nuts in companies that we feel should profit from tremendous growth in the cellular phone business over the next few years. This is a case in point of our research analysts spotting a global trend and identifying which companies they think will be the beneficiaries.

Q. SPEAKING OF RESEARCH, COULD YOU DESCRIBE HOW MFS ORIGINAL RESEARCH(R) WORKS IN CHOOSING INVESTMENTS FOR THE FUND?

A. You might think of our research process as looking for several points of view that all converge on a strong outlook for a given company. Take Corning, for example. They are the world's largest producer of fiber-optic cable. Internet traffic is placing enormous demands on the global communications infrastructure, and switching from traditional copper wire to fiber-optics is one of the solutions. Corning dominates that business.

    So last summer we visited their headquarters in Corning, New York and interviewed the managements of all their divisions. The company projects that demand for fiber-optic cable will outstrip supply over the next couple of years, and they're the only firm with a new cable plant coming on line.

    At the same time, our telecommunications analyst was noting that the companies he covered were talking about spending a lot of money to upgrade systems to fiber optics, so we had corroborating evidence that demand for Corning's basic product was good. Our anaylsts in Europe were seeing the same trend, and Corning had won some big contracts in Europe. So all the evidence -- our telecom analyst, our European analysts, and our personal contact with the company's management -- converged on Corning as a company with a strong outlook, and therefore we decided it was a good choice for the portfolio.

Q. COULD YOU DISCUSS CHANGES IN THE FUND SINCE YOU TOOK OVER AS PORTFOLIO MANAGER IN FEBRUARY?

A. When I took over the Fund, we were heavy in the consumer-oriented, domestic, stable growth stocks that had been very successful for the past four years.
In particular, we held large positions in supermarkets, drugstore chains, and some financial companies. What happened during 1999 was a market rotation away from those kinds of stocks. Whereas the market had been favoring the "steady Eddies," the large, well-known companies with predictable earnings, investors began to perceive that those companies had become overvalued, and the cyclical companies, those that perform best in an expanding economy, came back into favor -- particularly in the technology sector.

    In addition, there were some problems with big companies in areas that previously had been in favor. Shares in Rite Aid, a drugstore company, plummeted on news of accounting irregularities. We sold our shares of Rite Aid from the Fund. But Rite Aid's poor performance dragged down the entire category, including CVS, a drugstore chain that we still believe has good fundamentals. Similarly, the supermarket category was affected by problems at Albertson's, a West Coast chain that had problems integrating another chain it had acquired. Although we did not hold Albertson's in the portfolio, their poor performance hurt our holdings in Safeway and Kroger.

/s/ Stephen Pesek

    Stephen Pesek
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

STEPHEN PESEK IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS GROWTH STOCK FUND AND THE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES OFFERED THROUGH MFS(R)/ SUN LIFE ANNUITY PRODUCTS. HE IS ALSO A PORTFOLIO MANAGER OF MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND, MFS(R) STRATEGIC GROWTH FUND, AND MFS(R) GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)).

MR. PESEK JOINED MFS IN 1994 AS A RESEARCH ANALYST FOLLOWING THE PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. HE BECAME A PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE WORKED FOR SEVEN YEARS AT A MAJOR INVESTMENT MANAGEMENT FIRM AS AN EQUITY ANALYST. HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS AN M.B.A DEGREE FROM COLUMBIA UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:              SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME
                        RATHER THAN CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  JANUARY 1, 1935

CLASS INCEPTION:        CLASS A  JANUARY 1, 1935
                        CLASS B  SEPTEMBER 7, 1993
                        CLASS C  NOVEMBER 3, 1997
                        CLASS I   JANUARY 2, 1997

SIZE:                   $11.5 BILLION NET ASSETS AS OF NOVEMBER 30, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended November 30, 1999)

           Massachusetts
            Investors          Standard & Poor's
         Growth Stock Fund       500 Composite
            - Class A                Index
--------------------------------------------------
11/89        $ 9,425               $10,000
11/91         11,555                11,617
11/93         15,644                15,152
11/95         19,753                20,973
11/97         34,969                34,463
11/99         59,784                51,523

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH NOVEMBER 30, 1999

CLASS A
                                                       1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +31.27% +144.33% +302.25% +534.31%
----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +31.27% + 34.69% + 32.10% + 20.29%
----------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    +23.72% + 32.05% + 30.54% + 19.58%
----------------------------------------------------------------------------------------

CLASS B
                                                       1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +30.47% +139.16% +288.14% +504.88%
----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +30.47% + 33.73% + 31.16% + 19.72%
----------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    +26.47% + 33.17% + 31.02% + 19.72%
----------------------------------------------------------------------------------------

CLASS C
                                                       1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +30.49% +141.03% +296.82% +525.76%
----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +30.49% + 34.08% + 31.74% + 20.13%
----------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    +29.49% + 34.08% + 31.74% + 20.13%
----------------------------------------------------------------------------------------

CLASS I
                                                       1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +31.90% +146.60% +305.99% +540.22%
----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +31.90% + 35.10% + 32.34% + 20.40%
----------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                       1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------------------------------------
Average growth fund+                                  +27.23% + 20.72% + 22.97% + 15.68%
----------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                +20.90% + 24.32% + 27.47% + 17.81%
----------------------------------------------------------------------------------------
  + Source: Lipper Analytical Services, Inc.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1999

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                         38.1%
LEISURE                            12.5%
UTILITIES & COMMUNICATIONS         11.8%
FINANCIAL SERVICES                  8.5%
HEALTH CARE                         8.4%

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  3.7%                              SUN MICROSYSTEMS, INC.  1.9%
Computer software and systems company              Computer systems company

CISCO SYSTEMS, INC.  3.1%                          INFINITY BROADCASTING CORP.  1.8%
Computer network developer                         Radio station operator and outdoor advertising
                                                   company
GENERAL ELECTRIC CO.  2.9%
Diversified manufacturing and financial services   CORNING, INC.  1.7%
conglomerate                                       Materials and equipment supplier to
                                                   communications industries
MCI WORLDCOM, INC.  2.4%
Telecommunications company                         TIME WARNER, INC.  1.7%
                                                   Publishing and entertainment company
TYCO INTERNATIONAL LTD.  2.2%
Security systems, packaging, and electronic        ORACLE CORP.  1.6%
equipment conglomerate                             Database software developer and manufacturer

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 1999

Stocks - 95.2%
---------------------------------------------------------------------------
ISSUER                                            SHARES              VALUE
---------------------------------------------------------------------------
U.S. Stocks - 86.2%
  Advertising - 1.3%
    Interpublic Group of Cos, Inc.               641,200    $    30,136,400
    Lamar Advertising Co., "A"*                  100,000          5,737,500
    Outdoor Systems, Inc.*                       741,700         33,005,650
    Young & Rubicam, Inc.                      1,489,400         77,728,062
                                                            ---------------
                                                            $   146,607,612
---------------------------------------------------------------------------
  Automotive
    Harley-Davidson, Inc.                        100,000    $     6,100,000
---------------------------------------------------------------------------
  Biotechnology - 0.9%
    Guidant Corp.*                             1,197,300    $    59,865,000
    Merrill Lynch Biotech Holding Company
      Depository Receipts*                       100,000         10,325,000
    Waters Corp.*                                684,400         33,535,600
                                                            ---------------
                                                            $   103,725,600
---------------------------------------------------------------------------
  Broadcasting - 0.5%
    Radio One, Inc.*                              59,300    $     3,747,019
    Spanish Broadcasting Systems, Inc.*          849,150         26,960,512
    Westwood One, Inc.*                          394,400         22,579,400
                                                            ---------------
                                                            $    53,286,931
---------------------------------------------------------------------------
  Business Machines - 2.8%
    Affiliated Computer Services, Inc., "A"*   1,542,970    $    57,764,939
    Sun Microsystems, Inc.*                    1,545,600        204,405,600
    Texas Instruments, Inc.                      655,800         62,997,788
                                                            ---------------
                                                            $   325,168,327
---------------------------------------------------------------------------
  Business Services - 2.5%
    BEA Systems, Inc.*                           200,000    $    16,250,000
    Ceridian Corp.*                            3,069,300         66,373,612
    Computer Sciences Corp.*                   1,177,245         76,815,236
    Concord EFS, Inc.*                           313,600          8,310,400
    Finisar Corp*.                                17,030          1,962,708
    First Data Corp.                           2,588,300        111,943,975
                                                            ---------------
                                                            $   281,655,931
---------------------------------------------------------------------------
  Cellular Telephones - 0.8%
    Sprint Corp. (PCS Group)*                  1,035,100    $    94,970,425
    TeleCorp PCS, Inc.*                           22,280            803,472
                                                            ---------------
                                                            $    95,773,897
---------------------------------------------------------------------------
  Computer Software - Services - 1.1%
    EMC Corp.*                                 1,346,300    $   112,500,194
    Intertrust Technologies Corp.*                13,700          1,761,306
    Real Networks, Inc.*                         125,900         17,563,050
                                                            ---------------
                                                            $   131,824,550
---------------------------------------------------------------------------
  Computer Software - Systems - 11.8%
    Ancor Communications Inc.*                   198,800    $    12,052,250
    BMC Software, Inc.*                        1,767,300        128,681,531
    Cadence Design Systems, Inc.*              1,908,000         33,867,000
    Computer Associates International, Inc.    2,573,300        167,264,500
    Compuware Corp.*                           5,150,800        174,161,425
    Crossroads Systems, Inc.*                     23,900          2,107,681
    Emulex Corporation*                          151,200         24,570,000
    Intuit, Inc.*                                100,000          5,000,000
    JNI Corp.*                                    11,975            938,541
    Microsoft Corp.*                           4,438,200        404,084,241
    Open TV Corp.*                                16,550          1,278,488
    Oracle Corp.*                              2,650,000        179,703,125
    Siebel Systems, Inc.*                        562,300         39,431,287
    SunGard Data Systems, Inc.*                2,050,000         45,612,500
    Synopsys, Inc.*                              212,200         15,357,975
    VERITAS Software Corp.*                    1,331,400        121,906,312
    Vitria Technology, Inc.*                      13,975          1,394,880
                                                            ---------------
                                                            $ 1,357,411,736
---------------------------------------------------------------------------
  Conglomerates - 2.1%
    Tyco International Ltd.                    5,944,500    $   238,151,531
---------------------------------------------------------------------------
  Consumer Goods and Services - 0.3%
    Clorox Co.                                   506,200    $    22,557,538
    Gillette Co.                                 200,000          8,037,500
                                                            ---------------

                                                            $    30,595,038
---------------------------------------------------------------------------
  Containers - 0.1%
    Sealed Air Corp.*                            294,800    $    13,855,600
---------------------------------------------------------------------------
  Electrical Equipment - 2.7%
    General Electric Co.                       2,398,600    $   311,818,000
---------------------------------------------------------------------------
  Electronics - 7.7%
    Agilent Technologies, Inc.*                  141,410    $     5,965,735
    Altera Corp.*                              1,363,100         73,437,013
    Analog Devices, Inc.*                      1,555,500         89,344,031
    Applied Materials, Inc.*                     723,900         70,535,006
    Atmel Corp.*                               2,522,100        113,021,606
    Conexant Systems, Inc.*                      200,000         11,850,000
    Flextronics International Ltd.*              500,000         41,468,750
    Intel Corp.                                1,663,100        127,538,981
    LSI Logic Corp.*                           2,149,100        129,886,231
    National Semiconductor Corp.*              2,445,600        103,938,000
    Novellus Systems, Inc.*                      926,300         76,072,388
    Sawtek, Inc.*                                200,000          9,125,000
    Teradyne, Inc.*                              708,100         30,846,606
                                                            ---------------
                                                            $   883,029,347
---------------------------------------------------------------------------

  Entertainment - 8.1%
    AMFM, Inc.*                                  609,200    $    43,062,825
    CBS Corp.*                                 2,827,701        147,040,452
    Clear Channel Communications, Inc.*          454,000         36,490,250
    Comcast Corp., "A"                         2,112,700         95,467,631
    Cox Radio, Inc., "A"*                        157,500         11,970,000
    Emmis Broadcasting Corp., "A"*                50,700          4,106,700
    Harrah's Entertainment, Inc.*                505,264         13,957,918
    Infinity Broadcasting Corp.*               5,340,400        194,590,825
    Macromedia, Inc.*                            524,000         34,453,000
    MediaOne Group, Inc.*                      1,484,200        117,622,850
    Time Warner, Inc.                          2,928,600        180,658,013
    Univision Communications, Inc., "A"*         520,100         45,508,750
                                                            ---------------
                                                            $   924,929,214
---------------------------------------------------------------------------
  Financial Institutions - 5.0%
    American Express Co.                         420,800    $    63,672,300
    Associates First Capital Corp., "A"        1,300,000         43,225,000
    Citigroup, Inc.                            2,734,400        147,315,800
    Morgan Stanley Dean Witter & Co.           1,066,000        128,586,250
    Providian Financial Corp.                    650,000         51,431,250
    State Street Corp.                         1,829,500        134,353,906
                                                            ---------------
                                                            $   568,584,506
---------------------------------------------------------------------------
  Insurance - 3.0%
    American International Group, Inc.         1,588,075    $   163,968,743
    Aon Corp.                                  1,524,500         54,405,594
    CIGNA Corp.                                1,062,200         87,365,950
    Lincoln National Corp.                     1,000,000         41,687,500
                                                            ---------------
                                                            $   347,427,787
---------------------------------------------------------------------------
  Internet - 1.2%
    Akamai Technologies, Inc.*                    19,175    $     4,544,475
    Alteon Websystems, Inc.*                       9,500            916,750
    America Online, Inc.*                      1,095,500         79,629,156
    CacheFlow, Inc.*                              15,960          2,417,940
    VeriSign, Inc.*                              175,975         32,698,355
    Yahoo, Inc.*                                 100,000         21,275,000
                                                            ---------------
                                                            $   141,481,676
---------------------------------------------------------------------------
  Medical and Health Products - 4.9%
    American Home Products Corp.               1,824,000    $    94,848,000
    Bausch & Lomb, Inc.                        1,488,800         81,604,850
    Bristol-Myers Squibb Co.                   1,800,000        131,512,500
    Johnson & Johnson Co.                        439,300         45,577,375
    Pharmacia & Upjohn, Inc.                   1,980,200        108,292,188
    Warner-Lambert Co.                         1,073,900         96,315,406
                                                            ---------------
                                                            $   558,150,319
---------------------------------------------------------------------------
  Medical and Health Technology and
    Services - 1.9%
    Medtronic, Inc.                            4,300,000    $   167,162,500
    United Healthcare Corp.                    1,092,100         56,720,944
                                                            ---------------
                                                            $   223,883,444
---------------------------------------------------------------------------
  Oil Services - 1.2%
    Cooper Cameron Corp.*                        868,900         37,254,087
    Halliburton Co.                              759,800         29,394,763
    Noble Drilling Corp.*                      1,307,700         36,452,137
    Schlumberger Ltd.                            534,800         32,121,425
                                                            ---------------
                                                            $   135,222,412
---------------------------------------------------------------------------
  Oils - 0.7%
    Conoco, Inc.                               2,866,200    $    75,058,613
---------------------------------------------------------------------------
  Photographic Products - 0.1%
    Polaroid Corp.                               367,000    $     7,064,750
---------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Tribune Co.                                  705,400    $    33,903,288
---------------------------------------------------------------------------
  Restaurants and Lodging
    Wendy's International, Inc.                   60,025    $     1,324,302
---------------------------------------------------------------------------
  Special Products and Services - 0.6%
    Royal Caribbean Cruises Ltd.               1,503,900    $    74,255,063
---------------------------------------------------------------------------
  Stores - 4.0%
    Abercrombie & Fitch Co.*                     731,600    $    23,685,550
    Circuit City Stores, Inc.                    556,300         26,980,550
    Costco Wholesale Corp.*                      673,300         61,733,194
    CVS Corp.                                  1,991,390         79,033,291
    Gap, Inc.                                    411,100         16,649,550
    Lowe's Cos., Inc.                          1,788,800         89,104,600
    Office Depot, Inc.*                        3,428,500         38,142,062
    TJX Cos., Inc.                             1,000,000         26,187,500
    Wal-Mart Stores, Inc.                      1,725,100         99,408,887
                                                            ---------------
                                                            $   460,925,184
---------------------------------------------------------------------------
  Supermarkets - 1.6%
    Kroger Co.*                                5,298,800    $   112,930,675
    Safeway, Inc.*                             1,783,900         65,781,312
                                                            ---------------
                                                            $   178,711,987
---------------------------------------------------------------------------
  Telecommunications - 17.2%
    Alltel Corp.                                 979,200    $    84,700,800
    Amdocs Ltd.*                                 640,610         22,541,464
    American Tower Corp., "A"*                 2,019,100         52,748,988
    AT&T Corp.*                                1,835,100         76,730,119
    Cablevision Systems Corp.*                   436,100         29,900,106
    Cisco Systems, Inc.*                       3,805,400        339,394,112
    Comverse Technology, Inc.*                   220,100         26,604,588
    Corning, Inc.                              2,027,700        189,970,144
    General Instrument Corp.*                  2,537,700        166,219,350
    Global TeleSystems Group, Inc.*            1,009,100         32,228,131
    GTE Corp.                                    382,900         27,951,700
    JDS Uniphase Corp.*                          148,200         33,900,750
    MCI WorldCom, Inc.*                        3,173,500        262,408,781
    Metromedia Fiber Network, Inc., "A"*         423,650         16,416,438
    Motorola, Inc.                               799,900         91,388,575
    Network Solutions, Inc.*                     336,400         50,123,600
    NEXTEL Communications, Inc.*               1,142,800        113,280,050
    Nortel Networks Corp.                      1,800,000        133,200,000
    QUALCOMM, Inc.*                              216,300         78,368,194
    RF Micro Devices, Inc.*                      407,900         27,711,706
    Scientific-Atlanta, Inc.                     808,400         47,139,825
    Telephone & Data Systems, Inc.               139,100         18,526,381
    Tellabs, Inc.*                               821,899         53,320,698
                                                            ---------------
                                                            $ 1,974,774,500
---------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    AES Corp.*                                 2,733,000    $   158,343,187
    Calpine Corp.*                               755,900         44,598,100
                                                            ---------------
                                                            $   202,941,287
---------------------------------------------------------------------------
Total U.S. Stocks                                           $ 9,887,642,432
---------------------------------------------------------------------------
Foreign Stocks - 9.0%
  Canada - 0.2%
    BCE, Inc. (Telecommunications)               401,600        27,158,200
---------------------------------------------------------------------------
  Finland - 1.5%
    Nokia Corp., ADR (Telecommunications)      1,227,700    $   169,652,794
---------------------------------------------------------------------------
  France - 0.4%
    Bouygues S.A. (Construction)                  88,522    $    40,843,109
---------------------------------------------------------------------------
  Germany - 1.2%
    Mannesmann AG (Conglomerate)                 665,700    $   138,417,293
---------------------------------------------------------------------------
  Hong Kong - 0.3%
    China Telecom Ltd. (Telecommunications)    5,386,000    $    28,781,741
---------------------------------------------------------------------------
  Japan - 2.6%
    Fast Retailing Co. (Retail)                  205,000    $    76,560,197
    Hitachi Ltd. (Electronics)                 2,437,000         33,770,712
    Nippon Telephone & Telegraph Co.
      (Utilities - Telephone)                      4,645         83,541,523
    NTT Mobile Communications Network, Inc.
      (Telecommunications)                         2,471         86,940,344
    Orix Corp. (Financial Services)              101,000         16,497,494
                                                            ---------------
                                                            $   297,310,270
---------------------------------------------------------------------------
  Netherlands - 0.4%
    Akzo Nobel N.V. (Chemicals)                1,193,600    $    51,103,406
---------------------------------------------------------------------------
  Singapore - 0.1%
    Chartered Semiconductor Manufacturing
      Co., ADR  (Electronics)*                   313,200    $    16,677,900
---------------------------------------------------------------------------
  Sweden - 0.7%
    Ericsson LM, "B" (Telecommunications)      1,615,500    $    78,371,604
---------------------------------------------------------------------------
  Switzerland - 0.5%
    Nestle S.A. (Food and Beverage Products)      32,378    $    58,302,401
---------------------------------------------------------------------------
  United Kingdom - 1.1%
    BP Amoco PLC, ADR (Oils)                   1,513,400    $    92,222,813
    Shire Pharmaceuticals Group PLC (Medical
      and Health Technology and Services)*     1,162,400         35,671,150
                                                            ---------------
                                                            $   127,893,963
---------------------------------------------------------------------------
Total Foreign Stocks                                        $ 1,034,512,681
---------------------------------------------------------------------------
Total Stocks (Identified Cost, $8,857,855,956)              $10,922,155,113
---------------------------------------------------------------------------
Short-Term Obligations - 6.5%
---------------------------------------------------------------------------
                                        PRINCIPAL AMOUNT
                                           (000 OMITTED)
---------------------------------------------------------------------------
    Associates Corp. of North America,
      due 12/01/99                              $100,000    $   100,000,000
    Federal Home Loan Bank, due 1/26/00           75,000         74,347,833
    Federal Home Loan Mortgage Corp.,
      due 12/01/99 - 1/13/00                     401,300        400,221,053
    Federal National Mortgage Assn.,
      due 12/13/99 - 12/20/99                    174,400        174,021,557
---------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost             $   748,590,443
---------------------------------------------------------------------------
Total Investments (Identified Cost, $9,606,446,399)         $11,670,745,556
Other Assets, Less Liabilities - (1.7)%                        (200,079,066)
---------------------------------------------------------------------------
Net Assets - 100.0%                                         $11,470,666,490
---------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
NOVEMBER 30, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $9,606,446,399)    $11,670,745,556
  Investment of cash collateral for securities loaned, at
    value (identified cost, $1,020,023,237)                    1,020,023,237
  Cash                                                                76,609
  Receivable for Fund shares sold                                 37,746,445
  Receivable for investments sold                                161,346,216
  Interest and dividends receivable                                4,307,811
  Other assets                                                        35,185
                                                             ---------------
      Total assets                                           $12,894,281,059
                                                             ---------------
Liabilities:
  Payable for foreign currency, at value
    (identified cost, $189)                                  $           187
  Payable for Fund shares reacquired                              46,278,254
  Payable for investments purchased                              355,384,760
  Collateral for securities loaned, at value                   1,020,023,237
  Payable to affiliates -
    Management fee                                                   321,226
    Shareholder servicing agent fee                                   97,233
    Distribution and service fee                                     585,665
  Accrued expenses and other liabilities                             924,007
                                                             ---------------
      Total liabilities                                      $ 1,423,614,569
                                                             ---------------
Net assets                                                   $11,470,666,490
                                                             ===============

Net assets consist of:
  Paid-in capital                                            $ 8,573,188,955
  Unrealized appreciation on investments and translation
    of asset and liabilities in foreign currencies             2,064,339,606
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                835,772,834
  Accumulated net investment loss                                 (2,634,905)
                                                             ---------------
      Total                                                  $11,470,666,490
                                                             ===============
Shares of beneficial interest outstanding                     607,772,214
                                                              ===========

Class A shares:
  Net asset value per share
    (net assets of $6,802,209,287 / 352,547,688 shares of
     beneficial interest outstanding)                            $19.29
                                                                 ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                  $20.47
                                                                 ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $3,607,864,538 / 197,358,370 shares of
     beneficial interest outstanding)                            $18.28
                                                                 ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $965,054,020 / 52,937,450 shares of
     beneficial interest outstanding)                            $18.23
                                                                 ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $95,538,645 / 4,928,706 shares of
     beneficial interest outstanding)                            $19.38
                                                                 ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations

------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 1999
------------------------------------------------------------------------------
Net investment loss:

  Income -
    Dividends                                               $   33,805,068
    Interest                                                    30,196,484
    Foreign taxes withheld                                        (402,011)
                                                            --------------
      Total investment income                               $   63,599,541
                                                            --------------
  Expenses -
    Management fee                                          $   26,839,942
    Trustees' compensation                                          94,212
    Shareholder servicing agent fee                              8,388,668
    Distribution and service fee (Class A)                      17,875,288
    Distribution and service fee (Class B)                      23,546,324
    Distribution and service fee (Class C)                       6,087,815
    Administrative fee                                             322,751
    Custodian fee                                                1,537,308
    Printing                                                       243,026
    Postage                                                        605,559
    Auditing fees                                                   33,549
    Legal fees                                                      27,643
    Miscellaneous                                                4,717,091
                                                            --------------
      Total expenses                                        $   90,319,176
    Fees paid indirectly                                        (1,173,894)
                                                            --------------
      Net expenses                                          $   89,145,282
                                                            --------------
        Net investment loss                                 $  (25,545,741)
                                                            --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                 $1,034,356,391
    Foreign currency transactions                                 (884,896)
                                                            --------------
      Net realized gain on investments and foreign
       currency transactions                                $1,033,471,495
                                                            --------------
  Change in unrealized appreciation -
    Investments                                             $1,118,666,881
    Translation of assets and liabilities in foreign
      currencies                                                    36,221
                                                            --------------
        Net unrealized gain on investments and
          foreign currency translation                      $1,118,703,102
                                                            --------------
          Net realized and unrealized gain on
            investments and foreign currency                $2,152,174,597
                                                            --------------
            Increase in net assets from operations          $2,126,628,856
                                                            ==============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                1999              1998
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                            $    (25,545,741)   $        839,474
  Net realized gain on investments and foreign
    currency transactions                                    1,033,471,495         417,739,657
  Net unrealized gain on investments and foreign
    currency translation                                     1,118,703,102         367,935,023
                                                          ----------------    ----------------
    Increase in net assets from operations                $  2,126,628,856    $    786,514,154
                                                          ----------------    ----------------
Distributions declared to shareholders -
  From net investment income (Class A)                    $       (708,642)   $       (801,128)
  From net investment income (Class C)                                --                (3,421)
  From net investment income (Class I)                            (101,112)            (27,146)
  From net realized gain on investments and foreign
    currency transactions (Class A)                           (286,212,079)       (273,013,152)
  From net realized gain on investments and foreign
    currency transactions (Class B)                           (102,582,982)        (16,675,701)
  From net realized gain on investments and foreign
    currency transactions (Class C)                            (21,354,752)           (287,027)
  From net realized gain on investments and foreign
    currency transactions (Class I)                             (4,699,676)         (1,756,440)
  In excess of net investment income (Class A)                    (441,814)               --
  In excess of net investment income (Class I)                     (63,039)               --
                                                          ----------------    ----------------
    Total distributions declared to shareholders          $   (416,164,096)   $   (292,564,015)
                                                          ----------------    ----------------
Net increase in net assets from Fund share transactions   $  5,119,071,485    $  2,268,115,589
                                                          ----------------    ----------------
      Total increase in net assets                        $  6,829,536,245    $  2,762,065,728
Net assets:
  At beginning of period                                     4,641,130,245       1,879,064,517
                                                          ----------------    ----------------
At end of period (including accumulated net investment
  loss and accumulated undistributed net investment
  income of $2,634,905 and $809,754, respectively)        $ 11,470,666,490    $  4,641,130,245
                                                          ================    ================

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------

YEAR ENDED NOVEMBER 30,                                    1999          1998         1997           1996         1995
----------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $   16.06     $   14.68     $   13.44     $   12.51     $   10.48
                                                      ---------     ---------     ---------     ---------     ---------

Income from investment operations# -
  Net investment income (loss)                        $   (0.01)    $    0.02     $    0.01     $   (0.01)    $   (0.01)
  Net realized and unrealized gain on investments
    and foreign currency                                   4.63          3.63          4.33          2.55          3.12
                                                      ---------     ---------     ---------     ---------     ---------
      Total from investment operations                $    4.62     $    3.65     $    4.34     $    2.54     $    3.11
                                                      ---------     ---------     ---------     ---------     ---------

Less distributions declared to shareholders -
  From net investment income                          $     --*     $   (0.01)    $    --       $    --       $    --
  In excess of net investment income                        --*          --            --            --            --
  From net realized gain on investments and foreign
    currency transactions                                 (1.39)        (2.26)        (3.10)        (1.61)        (1.08)
                                                      ---------     ---------     ---------     ---------     ---------
      Total distributions declared to shareholders    $   (1.39)    $   (2.27)    $   (3.10)    $   (1.61)    $   (1.08)
                                                      ---------     ---------     ---------     ---------     ---------
Net asset value - end of period                       $   19.29     $   16.06     $   14.68     $   13.44     $   12.51
                                                      =========     =========     =========     =========     =========
Total return(+)                                           31.27%        30.24%        42.91%        23.87%        32.91%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.87%         0.79%         0.71%         0.72%         0.73%
  Net investment income (loss)                            (0.08)%        0.15%         0.05%        (0.05)%       (0.08)%
Portfolio turnover                                          174%           62%           93%          107%           46%
Net assets at end of period (000,000 Omitted)         $   6,802     $   3,283     $   1,773     $   1,341     $   1,180

  * Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------

YEAR ENDED NOVEMBER 30,                                    1999          1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $   15.37     $   14.23     $   13.12     $   12.26     $   10.35
                                                      ---------     ---------     ---------     ---------     ---------

Income from investment operations# -
  Net investment loss                                 $   (0.12)    $   (0.07)    $   (0.09)    $   (0.11)    $   (0.11)
  Net realized and unrealized gain on investments
    and foreign currency                                   4.42          3.47          4.21          2.51          3.10
                                                      ---------     ---------     ---------     ---------     ---------
      Total from investment operations                $    4.30     $    3.40     $    4.12     $    2.40     $    2.99
                                                      ---------     ---------     ---------     ---------     ---------

Less distributions declared to shareholders from
  net realized gain on investments and foreign
  currency transactions                               $   (1.39)    $   (2.26)    $   (3.01)    $   (1.54)    $   (1.08)
                                                      ---------     ---------     ---------     ---------     ---------
Net asset value - end of period                       $   18.28     $   15.37     $   14.23     $   13.12     $   12.26
                                                      =========     =========     =========     =========     =========
Total return                                              30.47%        29.29%        41.77%        22.87%        32.09%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.52%         1.48%         1.50%         1.61%         1.63%
  Net investment loss                                     (0.74)%       (0.54)%       (0.74)%       (0.94)%       (0.98)%
Portfolio turnover                                          174%           62%           93%          107%           46%
Net assets at end of period (000,000 Omitted)         $   3,608     $   1,081     $      93     $      25     $      14

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                   1999            1998           1997*
--------------------------------------------------------------------------------------------------------------
                                                                    CLASS C
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     15.33     $     14.23     $     13.98
                                                                   -----------     -----------     -----------

Income from investment operations# -
  Net investment loss                                              $     (0.12)    $     (0.07)    $     (0.01)
  Net realized and unrealized gain on investments and
    foreign currency                                                      4.41            3.46            0.26
                                                                   -----------     -----------     -----------
      Total from investment operations                             $      4.29     $      3.39     $      0.25
                                                                   -----------     -----------     -----------

Less distributions declared to shareholders -
  From net investment income                                       $      --       $     (0.03)    $      --
  From net realized gain on investments and foreign
    currency transactions                                                (1.39)          (2.26)           --
                                                                   -----------     -----------     -----------
      Total distributions declared to shareholders                 $     (1.39)    $     (2.29)    $      --
                                                                   -----------     -----------     -----------
Net asset value - end of period                                    $     18.23     $     15.33     $     14.23
                                                                   ===========     ===========     ===========
Total return                                                             30.49%          29.27%           1.79%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              1.52%           1.48%           1.54%+
  Net investment loss                                                    (0.74)%         (0.54)%         (0.91)%+
Portfolio turnover                                                         174%             62%             93%
Net assets at end of period (000 Omitted)                          $   965,054     $   223,256     $       383

 * For the period from the inception of Class C, November 3, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------

YEAR ENDED NOVEMBER 30,                                                  1999            1998            1997*
--------------------------------------------------------------------------------------------------------------
                                                                    CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $     16.10     $     14.71     $      9.86
                                                                   -----------     -----------     -----------

Income from investment operations# -
  Net investment income                                            $      0.05     $      0.07     $      0.03
  Net realized and unrealized gain on investments and
    foreign currency                                                      4.67            3.61            4.82
                                                                   -----------     -----------     -----------
      Total from investment operations                             $      4.72     $      3.68     $      4.85
                                                                   -----------     -----------     -----------

Less distributions declared to shareholders -
  From net investment income                                       $     (0.03)    $     (0.03)    $      --
  In excess of net investment income                                     (0.02)           --              --
  From net realized gain on investments and foreign
    currency transactions                                                (1.39)          (2.26)           --
                                                                   -----------     -----------     -----------
      Total distributions declared to shareholders                 $     (1.44)    $     (2.29)    $      --
                                                                   -----------     -----------     -----------
Net asset value - end of period                                    $     19.38     $     16.10     $     14.71
                                                                   ===========     ===========     ===========
Total return                                                             31.90%          30.56%          49.19%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.52%           0.49%           0.49%+
  Net investment income                                                   0.28%           0.45%           0.22%+
Portfolio turnover                                                         174%             62%             93%
Net assets at end of period (000 Omitted)                          $    95,539     $    54,406     $    12,482

 * For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Massachusetts Investors Growth Stock Fund (the Fund) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the Fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 1999, the value of securities loaned was $973,248,634. These loans were collateralized by U.S. Treasury securities of $11,933,044 and cash of $1,020,023,237 which was invested in the following short-term obligations:

                                                                       SHARES/                 AMORTIZED
                                                                     PRINCIPAL                  COST AND
ISSUER                                                                  AMOUNT                     VALUE
----------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                       991,759,487            $  991,759,487
Salomon Smith Barney, Inc., due 12/01/99                          $ 24,263,750                24,263,750
Credit Suisse First Boston Corp., due 12/01/99                    $  4,000,000                 4,000,000
                                                                                          --------------

Total investment of cash collateral for securities loaned
  (amortized cost, $1,020,023,237)                                                        $1,020,023,237
                                                                                          ==============

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations. During the period, the Fund's custodian fees were reduced by $722,247 under this arrangement. The Fund has entered into a directed brokerage agreement, under which the broker will credit the Fund a portion of the commissions generated, to offset certain expenses of the Fund. For the period, the Fund's custodian fees were reduced by $451,647 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended November 30, 1999, accumulated net investment loss decreased by $23,415,689, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $188,568,195, and paid in capital increased by $165,152,506 due to differences between book and tax accounting for distributions, currency transactions and the offset of net investment loss against short term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $46,280 for the year ended November 30, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $5,504,201 for the year ended November 30, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,428,842 for the year ended November 30, 1999. Fees incurred under the distribution plan during the year ended November 30, 1999, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $38,717 and $1,884 for Class B and Class C shares, respectively, for the year ended November 30, 1999. Fees incurred under the distribution plan during the year ended November 30, 1999, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1999, were $163,809, $3,815,663, and $355,265 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $17,784,076,986 and $13,086,123,127, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $9,763,707,000
                                                               --------------

Gross unrealized appreciation                                  $2,088,835,899
Gross unrealized depreciation                                    (181,797,343)
                                                               --------------

    Net unrealized appreciation                                $1,907,038,556
                                                               ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                          YEAR ENDED NOVEMBER 30, 1999          YEAR ENDED NOVEMBER 30, 1998
                    ----------------------------------    ----------------------------------
                             SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------
Shares sold             450,240,892    $ 7,750,377,097        275,022,311    $ 3,940,853,660
Shares issued to
  shareholders in
  reinvestment of
  distributions          13,626,740        204,171,579         18,083,385        214,835,976
Shares reacquired      (315,772,333)    (5,509,243,454)      (209,465,152)    (3,022,891,589)
                    ---------------    ---------------    ---------------    ---------------
    Net increase        148,095,299    $ 2,445,305,222         83,640,544    $ 1,132,798,047
                    ===============    ===============    ===============    ===============

Class B Shares
                          YEAR ENDED NOVEMBER 30, 1999          YEAR ENDED NOVEMBER 30, 1998
                    ----------------------------------    ----------------------------------
                             SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------
Shares sold             143,402,660    $ 2,314,027,813         75,913,460    $ 1,061,361,969
Shares issued to
  shareholders in
  reinvestment of
  distributions           6,060,402         86,547,104          1,300,174         14,891,503
Shares reacquired       (22,415,571)      (365,816,542)       (13,434,921)      (183,527,261)
                    ---------------    ---------------    ---------------    ---------------
    Net increase        127,047,491    $ 2,034,758,375         63,778,713    $   892,726,211
                    ===============    ===============    ===============    ===============

Class C Shares
                          YEAR ENDED NOVEMBER 30, 1999          YEAR ENDED NOVEMBER 30, 1998
                    ----------------------------------    ----------------------------------
                             SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------
Shares sold              48,836,329    $   786,078,490         17,494,795    $   244,917,711
Shares issued to
  shareholders in
  reinvestment of
  distributions             988,784         14,085,135             18,859            217,382
Shares reacquired       (11,449,264)      (186,635,739)        (2,978,981)       (39,962,938)
                    ---------------    ---------------    ---------------    ---------------
    Net increase         38,375,849    $   613,527,886         14,534,673    $   205,172,155
                    ===============    ===============    ===============    ===============

Class I Shares
                          YEAR ENDED NOVEMBER 30, 1999          YEAR ENDED NOVEMBER 30, 1998
                    ----------------------------------    ----------------------------------
                             SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------
Shares sold               1,882,532    $    31,864,895          2,608,884    $    38,891,794
Shares issued to
  shareholders in
  reinvestment of
  distributions             266,753          3,995,963            150,140          1,783,665
Shares reacquired          (599,517)       (10,380,856)          (228,559)        (3,256,283)
                    ---------------    ---------------    ---------------    ---------------
    Net increase          1,549,768    $    25,480,002          2,530,465    $    37,419,176
                    ===============    ===============    ===============    ===============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1999, was $66,622. The Fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Massachusetts Investors Growth Stock Fund:

We have audited the accompanying statement of assets and liabilities of Massachusetts Investors Growth Stock Fund, including the portfolio of investments, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Investors Growth Stock Fund as of November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 6, 2000

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

THE FUND HAS DESIGNATED $486,824,239 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED NOVEMBER 30, 1999.

FOR THE YEAR ENDED NOVEMBER 30, 1999, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
CORPORATIONS IS 12.85%.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

TRUSTEES                                             SECRETARY
Richard B. Bailey* - Private Investor;               Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                            ASSISTANT SECRETARY
                                                     James R. Bordewick, Jr.*
J. Atwood Ives+ - Chairman and Chief Executive
Officer, Eastern Enterprises (diversified            CUSTODIAN
services company)                                    State Street Bank and Trust Company

Lawrence T. Perera+ Partner, Hemenway                AUDITORS
& Barnes (attorneys)                                 Deloitte & Touche LLP

William J. Poorvu+ - Adjunct Professor,              INVESTOR INFORMATION
Harvard University Graduate School of                For information on MFS mutual funds, call
Business Administration                              your financial adviser or, for an information
                                                     kit, call toll free: 1-800-637-2929 any
Charles W.Schmidt+ - Private Investor                business day from 9 a.m. to 5 p.m. Eastern
                                                     time (or leave a message anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,             INVESTOR SERVICE
MFS Investment Management                            MFS Service Center, Inc.
                                                     P.O. Box 2281
Jeffrey L. Shames* - Chairman, Chief                 Boston, MA 02107-9906
Executive Officer, and Director,
MFS Investment Management                            For general information, call toll free:
                                                     1-800-225-2606 any business day from
Elaine R. Smith+ - Independent Consultant            8 a.m. to 8 p.m. Eastern time.

David B. Stone+ - Chairman and Director,             For service to speech- or hearing-impaired,
North American Management Corp.                       call toll free: 1-800-637-6576 any business
(investment advisers)                                day from 9 a.m. to 5 p.m. Eastern time. (To
                                                     use this service, your phone must be equipped
INVESTMENT ADVISER                                   with a Telecommunications Device for the
Massachusetts Financial Services Company             Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                For share prices, account balances, and
                                                     exchanges, call toll free: 1-800-MFS-TALK
DISTRIBUTOR                                          (1-800-637-8255) anytime from a touch-tone
MFS Fund Distributors, Inc.                          telephone.
500 Boylston Street
Boston, MA 02116-3741                                WORLD WIDE WEB
                                                     www.mfs.com
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Stephen Pesek*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


+Independent Trustee
*MFS Investment Management

                                                                ----------------
MASSACHUSETTS INVESTORS                                             Bulk Rate
GROWTH STOCK FUND                                                 U.S. Postage
                                                                       Paid
                                                                       MFS
                                                                ----------------
[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741










(c)2000 MFS Investment Management(R)
 MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                             MIG-2 01/00 656.5M 13/213/313/813